  Exhibit 99.2
WidePoint Reports Third Quarter 2018 Financial Results

Revenue up 15%, Fifth Consecutive Quarter of Positive Adjusted EBITDA

McLean, VA – November 14, 2018 – WidePoint Corporation (NYSE American: WYY), the leading provider of Trusted Mobility Management (TM2) specializing in Telecommunications Lifecycle Management, Identity Management and Bill Presentment & Analytics solutions, today reported results for the third quarter and nine months ended September 30, 2018.

Third Quarter 2018 Operational Highlights: $33.9M in contract actions:

●
Secured approximately $5.4 million in new contract awards, $2.8 million in expanded services with existing customers and $10.5 million in option year follow-on contracts with existing customers

●
Secured new $12.0 million task order from the U.S. Coast Guard under the U.S. Department of Homeland Security (DHS) Cellular Wireless Management Services (CWMS) Blanket Purchase Agreement, of which up to 6% to 7% of the total task order consists of high margin managed services

●
Awarded $1.67 million, five-year contract for mobile communications management services by the Centers for Disease Control and Prevention, of which the majority consists of high margin managed services

●
Awarded new, one-year Blanket Purchase Agreement (BPA) task order by DHS Headquarters valued at $1.5 million, of which up to one-third of the task order consists of high margin managed services

Third Quarter 2018 Financial Highlights (results compared to the same year-ago period):

●
Revenue increased 15% to $21.3 million

●
Gross profit increased 9% to $3.7 million

●
Net loss narrowed to $0.1 million

●
Adjusted EBITDA, a non-GAAP financial measure, increased to $561,000, marking the company’s fifth consecutive quarter of positive adjusted EBITDA

Nine Month 2018 Financial Highlights (results compared to the same year-ago period):

●
Revenue increased 5% to $58.9 million

●
Gross profit increased 7% to $10.8 million

●
Net loss narrowed to $1.0 million

●
Adjusted EBITDA totaled $768,400

Third Quarter 2018 Financial Summary

(in millions, except per share amounts)	September 30, 2018	September 30, 2017
Revenues	$21.29	$18.46
Gross Profit	$3.69	$3.38
Gross Profit Margin	17.3%	18.3%
Operating Expenses	$3.75	$3.66
Loss from Operations	$(0.06)	$(0.28)
Net Loss	$(0.11)	$(0.31)
Basic and Diluted Earnings per Share (EPS)	$(0.00)	$(0.00)
Adjusted EBITDA	$0.55	$0.03
Cash and Cash Equivalents	$3.95	$5.27

Fiscal Nine Months 2018 Financial Summary

(in millions, except per share amounts)	September 30, 2018	September 30, 2017
Revenues	$58.92	$55.96
Gross Profit	$10.78	$10.10
Gross Profit Margin	18.3%	18.0%
Operating Expenses	$11.72	$12.81
Loss from Operations	$(0.93)	$(2.71)
Net Loss	$(1.04)	$(2.77)
Basic and Diluted Earnings per Share (EPS)	$(0.01)	$(0.03)
Adjusted EBITDA	$0.77	$(1.10)

Financial Outlook
For the fiscal year ending December 31, 2018, the company anticipates total revenue in the range of $82.0 million to $83.0 million, representing growth of roughly 9% year-over-year, and EBITDA of $1.6 million as compared to $900,000 in the prior year.

The company’s financial outlook statements are based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under the “Safe Harbor Statement” below.

Management Commentary
“The third quarter was another strong period for WidePoint. We now have five straight quarters of positive adjusted EBITDA and we are continuing to build momentum toward achieving GAAP profitability,” said company President and CEO, Jin Kang. “Our performance in Q3 was highlighted by solid topline growth as we successfully expanded relationships with key Federal and enterprise customers. In addition to our strong topline results, we also delivered another sequential improvement in adjusted EBITDA.

“From a business development standpoint, we continue to execute on our strategy to maintain our customer, upsell and pursue new business. This is evidenced by the substantial orders and large contracts we have recently secured, including the $12 million follow-on order from the U.S. Coast Guard as well as the $20 million in aggregate of new contract orders from various government agencies. These awards highlight WidePoint’s position as the premier provider of Trusted Mobility Management services solutions to the public and private sectors. Looking ahead, our building momentum in the new Federal fiscal year underscores a robust pipeline of significant opportunities.”

Conference Call
WidePoint management will hold a conference call today (November 14, 2018) at 4:30 p.m. Eastern time (1:30 p.m. local time) to discuss these results.

WidePoint President and CEO Jin Kang, Chief Sales and Marketing Officer Jason Holloway, and CFO Kito Mussa will host the conference call, followed by a question and answer period.

U.S. dial-in number: 877-451-6152
International number: 201-389-0879

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company’s website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through November 28, 2018.

Toll-free replay number: 844-512-2921
International replay number: 412-317-6671
Replay ID: 13684462

About WidePoint

WidePoint Corporation (NYSE American: WYY) is a leading provider of technology-based management solutions, including telecom management, mobile management, access management and identity management. For more information, visit widepoint.com.

Non-GAAP Financial Measures
WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net loss to Adjusted EBITDA is included on the schedules attached hereto.

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2018	2017	2018	2017
	(Unaudited)
NET LOSS	$(110,000)	$(314,600)	$(1,044,400)	$(2,769,000)
Adjustments to reconcile net loss to adjusted EBITDA:
Depreciation and amortization	353,100	388,400	1,114,900	1,108,000
Amortization of deferred financing costs	-	-	-
Income tax provision (benefit)	24,800	17,200	45,700	32,700
Interest income	(900)	(2,000)	(6,300)	(11,600)
Interest expense	21,600	23,500	71,500	45,900
Other (expense) income	-	1,500	-	(1,800)
Provision for doubtful accounts	(300)	-	(6,100)	31,200
Gain on sale of assets held for sale	-	-		(66,700)
Loss on disposal of leasehold improvements	-	-		172,500
Severance and exit costs	-	-		187,500
Stock-based compensation expense	272,800	(81,400)	593,100	138,000
Adjusted EBITDA	$561,100	$32,600	$768,400	$(1,133,300)

Safe Harbor Statement
The information contained in any materials that may be accessed above was, to the best of WidePoint Corporations’ knowledge, timely and accurate as of the date and/or dates indicated in such materials. However, the passage of time can render information stale, and you should not rely on the continued accuracy of any such materials. WidePoint Corporation has no responsibility to update any information contained in any such materials. In addition, you should refer to periodic reports filed by WidePoint Corporation with the Securities and Exchange Commission for information regarding the risks and uncertainties to which forward-looking statements made in such materials are subject. Such risks and uncertainties may cause WidePoint Corporation’s actual results to differ materially from those described in the forward-looking statements.

Investor Relations:
Liolios
Matt Glover or Tom Colton
949-574-3860
WYY@liolios.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30,	DECEMBER 31,
	2018	2017
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$3,950,106	$5,272,457
Accounts receivable, net of allowance for doubtful accounts
of $96,846 and $107,618 in 2018 and 2017, respectively	8,022,377	8,131,025
Unbilled accounts receivable	7,803,572	8,131,448
Other current assets	963,649	767,944

Total current assets	20,739,704	22,302,874

NONCURRENT ASSETS
Property and equipment, net	1,058,786	1,318,420
Intangibles, net	3,284,626	3,671,506
Goodwill	18,555,578	18,555,578
Other long-term assets	145,477	44,553

Total assets	$43,784,171	$45,892,931

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$6,080,686	$7,266,212
Accrued expenses	9,064,369	9,796,350
Deferred revenue	2,689,038	2,348,578
Current portion of capital leases	105,712	101,591
Current portion of other term obligations	107,109	203,271

Total current liabilities	18,046,914	19,716,002

NONCURRENT LIABILITIES
Capital leases, net of current portion	151,037	232,109
Other term obligations, net of current portion	64,006	78,336
Deferred revenue	410,310	264,189
Deferred tax liability	393,975	392,229

Total liabilities	19,066,242	20,682,865

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares
authorized; 84,062,446 and 83,031,595 shares
issued; 83,762,446 and 83,031,595 shares
outstanding, respectively	83,763	83,032
Additional paid-in capital	94,814,580	94,200,237
Accumulated other comprehensive loss	(185,317)	(122,461)
Accumulated deficit	(69,995,097)	(68,950,742)

Total stockholders’ equity	24,717,929	25,210,066

Total liabilities and stockholders’ equity	$43,784,171	$45,892,931

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2018	2017	2018	2017
	(Unaudited)
REVENUES	$21,294,360	$18,463,872	$58,918,317	$55,956,617
COST OF REVENUES (including amortization and depreciation
of $248,009, $318,461, $802,174, and $895,088, respectively)	17,609,287	15,087,567	48,134,084	45,859,532
GROSS PROFIT	3,685,073	3,376,305	10,784,233	10,097,085

OPERATING EXPENSES
Sales and marketing	387,407	532,714	1,366,989	1,709,892
General and administrative expenses (including share-based
compensation of $272,737, ($81,043), $593,075 and
$138,036, respectively)	3,257,262	3,046,148	10,037,904	10,668,368
Product development	-	11,342	-	219,141
Depreciation and amortization	104,914	69,935	312,763	212,874
Total operating expenses	3,749,583	3,660,139	11,717,656	12,810,275

LOSS FROM OPERATIONS	(64,510)	(283,834)	(933,423)	(2,713,190)

OTHER (EXPENSE) INCOME
Interest income	936	1,971	6,339	11,564
Interest expense	(21,644)	(13,985)	(71,531)	(36,402)
Other income (expense)	2	(1,541)	3	1,758
Total other expense	(20,706)	(13,555)	(65,189)	(23,080)

LOSS BEFORE INCOME TAX PROVISION	(85,216)	(297,389)	(998,612)	(2,736,270)
INCOME TAX PROVISION	24,795	17,212	45,743	32,723

NET LOSS	$(110,011)	$(314,601)	$(1,044,355)	$(2,768,993)

BASIC LOSS PER SHARE	$(0.00)	$(0.00)	$(0.01)	$(0.03)

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	83,177,804	82,946,847	83,100,832	82,878,287

DILUTED LOSS PER SHARE	$(0.00)	$(0.00)	$(0.01)	$(0.03)

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	83,177,804	82,946,847	83,100,832	82,878,287